SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 1,2006
                       Amended as of June 16, 2006

                         Commission File Number: 0-29459

                                  PACEL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                                          54-1712558
----------------------------------              --------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization                        Identification Number)


       7621 Little Ave  Suite 101
       Charlotte, NORTH CAROLINA                             28226
----------------------------------------        --------------------------------
(Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (704) 643-0676


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This amended current report on Form 8-K/A is filed to include the financial statements of World Wide Personnel of Maine and United Personnel Services, Inc. and pro forma financial information of Pacel Corp. pursuant to
Item 9.01(a)and (b).

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 7 & 23, Pacel Corporation (the "Company"), acquired 100% of common stock of United Personnel Services, Inc. & World Wide Personnel Services of Maine, Inc., respectively. The effective date of the United Personnel Services, Inc. acquisition was January 1, 2006 and the effective date of the acquisition of World Wide Personnel of Maine was April 1, 2006.

Upon execution of the Purchase Agreement between Pacel Corp. (the "Company") and World Wide Personnel Services of Maine, Inc. and United Personnel Services, Inc. the Company issued 500,000 shares of Series "C" Convertible Preferred Stock valued at $500,000 of Common Stock, on a fully converted basis.

ABOUT WORLD WIDE AND UNITED

         World Wide Personnel Services of Maine and United Personal Services are professional employment organizations (PEO's) that provide a comprehensive personnel management system that encompasses a broad range of services, including benefits and payroll administration, health and workers' compensation insurance programs, personnel records management, employer liability management, employee recruiting and selection, employee performance management and employee training and development services to small and medium sized business within the State of Maine.

RISK FACTORS

THERE WAS NO FORMAL VALUATION DETERMINING THE FAIRNESS OF THE CONSIDERATION FOR THE ACQUISITION OF United or World Wide.

         The consideration for the acquisition of United and World Wide was determined by arms' length negotiations between the Company's management and the management of United and World Wide, but there was no formal valuation of United or World Wide by an independent third party. The Company did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of United and World Wide did not require the approval of the Company's stockholders, the Company is unable to determine whether its stockholders would have agreed with the determination by the Company's Board of Directors that the terms of the acquisition were fair and in the best interests of the stockholders.

THE COMPANY MAY NOT BE ABLE TO EFFECTIVELY INTEGRATE United and World Wide, WHICH WOULD BE DETRIMENTAL TO THE COMPANY'S BUSINESS.

         Acquisitions involve numerous risks, including potential difficulty in integrating operations, technologies, systems, and products and services of acquired companies, diversion of management's attention and disruption of operations, increased expenses and working capital requirements and the potential loss of key employees and customers of acquired companies. In addition, acquisitions involve financial risks, such as the potential liabilities of the acquired businesses, the dilutive effect of the issuance of additional equity securities, the incurrence of additional debt, the financial impact of transaction expenses and the amortization of goodwill and other intangible assets involved in any transactions that are accounted for by using the purchase method of accounting, and possible adverse tax and accounting effects. Any of the foregoing could materially and adversely affect the Company's business.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         World Wide Personnel Service of Maine, Inc. & United Personnel Service, Inc - Combined Audited Financial Statements for the year ended December 31, 2005 and 2004 and Notes to the Financial Statements.

     (b) Pro Forma Financial information

         Pacel Corporation and Subsidiaries Unaudited combined Pro Forma Balance Sheet as of December 31, 2005 and unaudited combined Pro Forma Statement of Operations for the year ended December 31, 2005 and March 31, 2006.

     (c) Exhibits


UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

On March 7 & 23, Pacel Corporation (the "Company"), acquired 100% of common stock of United Personnel & World Wide Personnel of Maine. The effective date of the United Personnel Services, Inc acquisition is January 1, 2006 and the effective date of the acquisition of World Wide Personnel of Maine is April 1, 2006.

Upon execution of the Purchase Agreement between Pacel Corp. (the "Company") and World Wide Personnel of Maine and United Personnel Services, the Company issued 500,000 shares of series "C" Convertible Preferred stock valued at $500,000 of Common Stock.

The following unaudited pro forma combined financial statements of the Company presents the unaudited combined balance sheet as of December 31, 2005 and the unaudited combined statements of operations for the year ended December 31, 2005 and March 31, 2006, as if the acquisition of United Personnel of Maine and World Wide Personnel of Maine had occurred January 1, 2005.

The acquisition will be accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma combined financial position and results of its combined operations in accordance with Article 11 of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma combined financial statements presented herein is for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the purchase had been consummated on such dates, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacel Corporation


BY:    /s/ GARY MUSSELMAN
      ----------------------------
       CEO/President

DATED: June 16, 2006
      ----------------------------

                                      INDEX

Part I. COMBINED AUDITED FINANCIAL STATEMENTS OF WORLD WIDE PERSONNEL SERVICES OF MAINE, INC AND UNITED PERSONNEL SERVICES INC.

              Independent Auditors' Report                                    8

              COMBINED FINANCIAL STATEMENTS FOR THE YEARS-ENDED DECEMBER 31, 2005-2004

              Combined Balance Sheets                                         9

              Combined Statements of Income and Retained Earnings            10

              Combined Statements of Cash Flows                              11

              Notes to the Combined Financial Statements                   12-18

              SUPPLEMENTARY INFORMATION

              Combined Schedules of General and Administrative Expenses      20

Part II.      PRO FORMA FINANCIAL INFORMATION

              Pro Forma Financial information as of year ended
              December 31, 2005.                                           21-22

              Pro Forma Combined Statements of Operations for the three
              months ended March 31, 2006.                                   23

              Notes to the Pro Forma Financial Statements                    24

                WORLD WIDE PERSONNEL SERVICES OF MAINE, INC. AND
                ------------------------------------------------
                         UNITED PERSONNEL SERVICES, INC.
                         -------------------------------
                     AUDIT OF COMBINED FINANCIAL STATEMENTS
                     --------------------------------------
                          AND SUPPLEMENTARY INFORMATION
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                 ----------------------------------------------




                                    Contents
                                    --------
                                                                        Exhibit
                                                                        -------
Independent Auditors' Report

Combined Financial Statements

         Combined Balance Sheets                                           A

         Combined Statements of Income and Retained Earnings               B

         Combined Statements of Cash Flows                                 C

         Notes to the Combined Financial Statements

Supplementary Information

         Combined Schedules of General and Administrative Expenses         D




















                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Austin Associated, p.a.
the Trusted Advisors



                          INDEPENDENT AUDITORS' REPORT

                                  May 30, 2006


To the Stockholders
World Wide Personnel Services of Maine, Inc.
United Personnel Services, Inc.
Auburn, Maine 04210

We have audited the combined balance sheets of World Wide Personnel Services of Maine, Inc. (a corporation) and United Personnel Services, Inc. (a corporation) for the years ended December 31, 2005 and 2004, and the related combined statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of World Wide Personnel Services of Maine, Inc. and United Personnel Services, Inc. as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the combined basic financial statements taken as a whole. The supplementary information included in Exhibit D is presented for the purpose of additional analysis and is not a required part of the combined basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the combined basic financial statements taken as a whole.


Auburn, Maine
May 30, 2006





          Two Great Falls Plaza, PO Box 3400. Auburn, Maine 04212-3400
       Telephone: 207-783-9111. Fax: 207-783-9130. 800-605-9263 Maine Only
              E-mail: cpa@austinpa.com . Website: www.austinpa.com

                                                                       EXHIBIT A

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES. INC.
                             COMBINED BALANCE SHEETS
                           DECEMBER 31: 2005 AND 2004

                                     ASSETS

                                                          2005          2004
                                                      ------------  ------------
CURRENT ASSETS:
--------------

Cash                                                   $  132,066    $   90,777
Accounts receivable                                       135,263         8,321
                                                      ------------  ------------
     Total current assets                                 267,329        99,098
                                                      ------------  ------------

EQUIPMENT                                                  34,636        34,636
---------

     Less--Accumu1ated depreciation                        34,636        34,636
                                                      ------------  ------------
                                                                -             -

OTHER ASSETS--Deferred income tax assets                   33,256        41,555
                                                      ------------  ------------

     Total assets                                      $  300,585    $  140,653
                                                      ============  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Accounts payable                                  $        -    $    5,499

     Accrued income taxes                                   2,529         3,902

     Accrued payroll liabilities and employee benefits    271,830       165,306
                                                      ------------  ------------

              Total current liabilities                   274,359       174,707
                                                      ------------  ------------

STOCKHOLDERS' EQUITY:

     Common stock--No par value, authorized 2,400 shares,
                       300 shares issued and outstanding    1,000         1,000

     Common stock--No par value, authorized 1,200 shares,
                       300 shares issued and outstanding      300           300
     Additional paid-in capital                               439           439
     Retained earnings                                     24,487       (35,793)
                                                      ------------  ------------

       Total stockholders' equity                          26,226       (34,054)
                                                      ------------  ------------
       Total liabilities and stockholders' equity      $  300,585    $  140,653
                                                      ============  ============

                        See independent auditors' report.
         The accompanying notes are an integral part of this statement.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                                                       EXHIBIT B

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES. INC.
               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                            DECEMBER 31.2005 AND 2004



                                                          2005          2004
                                                      ------------  ------------

LEASED EMPLOYEE REVENUE                                $3,223,154    $2,850,039
                                                      ------------  ------------


DIRECT EXPENSES:

            Leased employee benefits                    1,350,173     1,119,673
              Leased employee payroll taxes             1,373,348       920,475
                                                      ------------  ------------

                                                        2,723,521     2,040,148


GROSS PROFIT                                              499,633       809,891


GENERAL AND ADMINISTRATIVE EXPENSES                       432,427       408,243
                                                      ------------  ------------

INCOME FROM OPERATIONS BEFORE INCOME
TAX PROVISION (BENEFIT)                                    67,206       401,648


INCOME TAX (PROVISION)BENEFIT                              (6,926)       37,653
                                                      ------------  ------------


NET INCOME                                                 60,280       439,301


ACCUMULATED DEFICIT. BEGINNING OF YEAR                    (35,793)     (475,094)
                                                      ------------  ------------



RETAINED EARNINGS (ACCUMULATED DEFICIT), END OF YEAR   $   24,487    $  (35,793)
                                                      ============  ============


                        See independent auditors' report.
         The accompanying notes are an integral part of this statement.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                                                       EXHIBIT C
                                                                       ---------

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                        UNITED PERSONNEL SERVICES:, INC.
                        COMBINED STATEMENTS OF CASH FLOWS
                          DECEMBER 31:, 2005 AND 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
                                                          2005          2004
                                                      ------------  ------------

Net Income                                             $   60,280    $  439,301
                                                      ------------  ------------

Adjustments to reconcile net income to net cash provided by operating activities:

         Depreciation                                           -            12

         Deferred income tax assets                         8,299       (41,555)

Increase in assets:

         Accounts receivable                             (126,941)       (6,654)

Increase (Decrease) in liabilities:

         Accounts payable and accrued liabilities         101,024      (381,913)

         Accrued income taxes                              (1,373)        3,902
                                                      ------------  ------------

                                                          (18,991)     (426,208)

            Net cash provided by operating activities      41,289        13,093
                                                      ------------  ------------


NET INCREASE IN CASH AND CASH EQUIVALENTS                  41,289        13,093


CASH AND CASH EQUIVALENTS. AT BEGINNING OF YEAR            90,777        77,684
                                                      ------------  ------------


CASH AND CASH EQUIVALENTS. AT END OF YEAR              $  132,066    $   90,777
                                                      ============  ============

                        See independent auditors' report.
         The accompanying notes are an integral part of this statement.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES. INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

                           DECEMBER 31:. 2005 AND 2004
                           ---------------------------

NOTE 1:  Significant Accounting Policies
         -------------------------------

Companies activities:

     The Companies are professional employment organizations (PEO's) that provide a comprehensive personnel management system that encompasses a broad range of services, including benefits and payroll administration, health and workers' compensation insurance programs, personnel records management, employer liability management, employee recruiting and selection, employee performance management and employee training and development services to small and medium sized business within the State of Maine.

     Worldwide Personnel Services of Maine, Inc. and United Personnel Services, Inc. are related corporations through common ownership and management. The Companies share the same offices and administrative personnel. Worldwide Personnel Services of Maine, Inc. pays and expenses the rent and administrative costs of both Companies.

     In a PEO relationship, the client transfers certain employment-related risks and liabilities to the company and retains other risks and liabilities. In this context, the client and the Company are each viewed as and become a "co-employer" of the client's worksite employees. As a co-employer, employment-related liabilities are contractually allocated between the Company and the client under a written professional services agreement. Under the professional services agreement, the Company assumes responsibility for and manages the risks associated with each client's worksite employee payroll obligations, including the liability for payment of salaries and wages (including payroll taxes) to each worksite employee and, at the client's options, responsibility for planning, providing and administering group health, welfare and retirement benefits to such individuals. These obligations of the Company are fixed, whether or not the client makes timely payment of the associated service fee. In this regard, it is important to understand that, unlike payroll processing service providers, the Company issues to each of the client's worksite employees, Company payroll checks drawn on the Company's bank accounts. The Company also reports and remits all required employment information and taxes to the Internal Revenue Service ("IRS") and issues a Federal Form W-2 to each worksite employee under the appropriate Company Federal Employer Identification Number ("FEIN"). The Company assumes the responsibility for compliance with those employment-related governmental regulations that can be effectively managed away from the client's worksite. In many cases, the Company provides the employee workers' compensation insurance coverage under the Company's insurance policy. The client may elect, or the workers' compensation carrier may require, retaining its own policy for the management of this risk. In all cases, the Company remains heavily involved with safety and risk management to assist the client in controlling risk and potentially reducing the cost of such coverage. The client contractually retains the general day-to-day responsibility to direct, control, hire, terminate and manage each of the client's worksite employees. The worksite employee services are performed for the exclusive benefit of the client's business. The client also remains responsible for compliance with those employment-related governmental regulations ~hat are more closely related to the day-to-day management of work site employees.



                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE, INC. AND
                         UNITED PERSONNEL SERVICES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31.12005 AND 2004

NOTE 1:  Significant Accounting Policies (Continued)
         -------------------------------------------

Combination policy:

     The accompanying combined financial statements include the accounts of Worldwide Personnel Services of Maine, Inc. and United Personnel Services, Inc. Intercompany accounts and transactions have been eliminated from the combined financial statements.

Cash:

     For purposes of the statements of cash flows, the Companies consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     The Companies both maintain savings and checking accounts at United Kingfield Bank which are insured by the FDIC up to $100,000. Worldwide Personnel Services of Maine, Inc. had cash balances at this Bank in excess of insured limits in the amount of $59,044 and -$-0 for the years ended December 31, 2005 and 2004, respectively. United Personnel Services, Inc. did not have cash balances in excess of the federally insured limits for either 2005 or 2004.

Trade accounts receivable:

     The Companies' trade receivables represent outstanding billings to clients. Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end. The Companies have not established an allowance for doubtful accounts, based on management's assessment of the credit history with customers having outstanding balances and current relationships with them.

     The Companies generally require that clients pay invoices for service fees no later than one day prior to the applicable payroll date. As such, the Companies generally do not require collateral.

Revenue recognition:

     The Companies account for their revenues in accordance with Emerging Issues Task Force ("EITF") 99-19, "Reporting Revenues Gross as a Principal Versus Net as an Agent". The Companies' revenues are derived from their billings, which are based on the payroll cost of worksite employees, and fees charged on the processing and administering of payroll.

     The Companies invoice the billings concurrently with each periodic payroll of their worksite employees.

     Revenues, which exclude the payroll cost component of billings, are recognized each payroll period as worksite employees perform their service at the client's worksite.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                            DECEMBER 31,2005 AND 2004

NOTE 1:  Significant Accounting Policies (Continued)
         -------------------------------------------

Revenue recognition: (Continued)

     The Companies' revenues are primarily dependent on the number of clients enrolled and the resulting number of worksite employees paid each period. Revenues are also affected by the payroll cost of work site employees, which can fluctuate based on the composition of the worksite employee base, inflationary effects on wage levels and differences in the local economies of the Companies' markets.

     The primary direct costs associated with the Companies' revenues are employment related taxes ("payroll taxes") and Workers' Compensation costs.

     Payroll taxes consist of the employer's portion of Social Security and Medicare taxes under FICA, federal and state unemployment taxes and Workers' Compensation premiums. Payroll taxes are generally paid as a percentage of payroll cost. The federal tax rates are defined by federal regulations. State unemployment tax rates are subject to claim histories and vary from state-to state.

     The following is a reconciliation of billings to revenue for the years ended December 31, 2005 and 2004:

                                                   2005             2004
                                              -------------     ------------

         Total Billings                       $ 16,906,820      $14,402,649
         Payroll Cost Component                (13,683,666)     (11,552,610)
         Net Leased Employee Revenue          $  3,223,154      $ 2,850,039


Use of estimates:

     Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

Advertising:

     The Companies expense advertising as incurred. Advertising expense for continuing operations was $86 and $1,428 in 2005 and 2004, respectively.

Equipment:

     Equipment is carried at cost. Depreciation of equipment is provided using the straight-line method for financial reporting purposes and the modified accelerated cost recovery system for income tax purposes. Equipment consists of five-year property which is fully depreciated.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1:  Significant Accounting Policies (Continued)
         -------------------------------------------

Income taxes:

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to net operating loss carryforward differences between the financial and tax net income. The deferred taxes represent the future tax return benefits of those differences, which will not be taxable when the income is earned. Deferred tax assets represent future tax benefits from tax credits that will offset future tax liability.

NOTE 2:  Pension Plan
         ------------

     World Wide Personnel Services of Maine, mc. sponsors a 401(k) retirement plan. Employees twenty-one years of age and with one year of service are entitled to participate. Employees contribute to the plan and there is no Company match. m 2005, the Company provided a safe harbor contribution to the 401(k) plan. The contribution is 100% on the first 3% of employee deferral and 50% of the next 2% of deferral. Total expense for the years ended December 31,2005 and 2004 was $5,613 and $-0-, respectively.

     United Personnel Services, Inc. does not sponsor a pension plan.

NOTE 3:  Operating Leases
         ----------------

     The Companies share leased space for their offices. Theses leases are were signed and paid by Worldwide Personnel Services of Maine, mc. The Companies leased space from Deedra and Bert Langelier for the period ended June 30, 2004 with monthly lease payments of$1,300. The Companies leased space from Andy Valley Knights of Columbus Home, mc. under a 60-month lease which originated in June 2004 and expires in May 2009. Terms of the lease consist of monthly lease payments of $1 ,200 for the first year and $1,400 per month beginning on the thirteenth month. Total lease expense for the years ended December 31,2005 and 2004 was $15,800 and $15,000, respectively.

     Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2005 are:

           Years Ending
           December 31.                                              Amount
                                                                   ----------

              2006                                                  $ 16,800
              2007                                                    16,800
              2008                                                    16,800
              2009                                                     7,000
                                                                   ----------

                Total minimum future rental payments                $ 57,400
                                                                   ----------

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE, INC. AND
                         UNITED PERSONNEL SERVICES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31:. 2005 AND 2004

NOTE 4:  Income taxes
         ------------

     Accrued income tax liabilities in the accompanying balance sheets for December 31, 2005 and 2004 are related to the activities of United Personnel Services, Inc. United Personnel Services, Inc. had accrued income tax liability in the amount of $3,902 for the year ended December 31, 2004. United Personnel Services, Inc. has a $1,373 refund due to a NOL of $7,423 in 2005. The net income tax liability is $2,529 for the year ended December 31, 2005.

     Deferred tax assets in the accompanying balance sheets for December 31, 2005 and 2004 are related to the activities of Worldwide Personnel Services of Maine, Inc. and include the following components:


                                              2005                                2004
                                              ----                                ----
                                 Federal      State       Total      Federal      State      Total
                               ----------  ----------  ----------  ----------  ----------  ----------
         Deferred tax assets    $ 27,833    $  9,118    $ 36,951    $ 34,778    $ 11,394    $ 46,172
         Valuation allowance      (2,784)       (911)     (3,695)     (3,478)     (1,139)     (4,617)
                               ----------  ----------  ----------  ----------  ----------  ----------
                                $ 25,049    $  8,207    $ 33,256    $ 31,300    $ 10,255    $ 41,555


     Combined income tax benefit (provision) consists of the following:


                                              2005                                2004
                                              ----                                ----
                                 Federal      State       Total      Federal      State      Total
                               ----------  ----------  ----------  ----------  ----------  ----------
         Current income taxes   $      -    $      -    $      -    $ (3,160)   $   (742)   $( 3,902)
         Tax benefit from NOL      1,113         260       1,373           -           -           -
         Deferred income taxes    (6,139)     (2,160)     (8,299)     31,300      10,255      41,555
                               ----------  ----------  ----------  ----------  ----------  ----------
                Total           $( 5,026)   $ (1,900)   $ (6,926)   $ 28,140    $  9,513    $ 37,653
                               ----------  ----------  ----------  ----------  ----------  ----------


     Worldwide Personnel Services of Maine, Inc. has available, as of December 31, 2005, net operating loss carryforwards of $132,536 expiring as follows:

         Years Ending
         December 31,                                     Amount

            2023                                        $ 132.536
                                                       -----------


                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES, INC.
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 5:  Retained Earnings
         -----------------

     Retained earnings, before eliminations, at December 31, 2005 and 2004 is summarized as follows:

                                                             2005       2004

         Worldwide Personnel Services of Maine, Inc,    $   13,230   $  (53,100)
         United Personnel Services, Inc.                    12,476       17,307
                                                       ------------ ------------
         Total owner's equity, before eliminations      $   25,706   $  (35,793)

NOTE 6:  Related Party Activities
         ------------------------

     Worldwide Personnel Services of Maine, Inc. pays the lease expense for the shared office space and pays the administrative personnel costs, including benefits, of both Worldwide Personnel Services of Maine, Inc. and United Personnel Services, Inc.

NOTE 7:  Subsequent Events
         -----------------

     The Company's stock has been acquired by an unrelated third party on March 8, 2006. The results of this transaction are that current management will continue to operate business affairs.





                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                            SUPPLEMENTARY INFORMATION
                            -------------------------






























                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                                                       EXHIBIT D
                                                                       ---------

                WORLD WIDE PERSONNEL SERVICES OF MAINE. INC. AND
                         UNITED PERSONNEL SERVICES, INC.
           COMBINED STATEMENTS OF GENERAL AND ADMINISTRATIVE EXPENSES
                           DECEMBER 31, 2005 AND 2004

                                                         2005          2004
                                                     ------------  ------------

Advertising                                           $       86    $    1,428

Bank charges                                               3,110           169

Cleaning expense                                           1,665         2,203

Conferences and seminars                                  10,801        11,484

Consulting                                                 6,500         7,611

Depreciation                                                   -            12

Dues and publications                                        487           728

Insurance                                                 45,141        53,712

Pension expense                                            5,613             -

Office supplies                                           19,782        27,776

Professional fees                                          8,394         4,146

Postage                                                   20,338        11,044

Rent                                                      15,800        15,000

Repairs and maintenance                                    8,181         2,297

Supplies                                                       -        10,188

Telephone                                                  8,934         8,539

Travel                                                     1,313           622

Taxes--Payroll                                            22,803        20,141

Taxes--Other                                                   -           220

Utilities                                                      -           583

Wages                                                    253,479       230,340
                                                     ------------  ------------

                                                      $  432,427    $  408,243
                                                     ============  ============

                        See independent auditors' report.

                                                         AUSTIN ASSOCIATES, P.A.
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                       PACEL CORPORATION AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEETS
                                DECEMBER 31, 2005

                                                   PACEL CORP       WORLDWIDE PERSONAL OF
                                                                    MAINE/UNITED PERSONNEL
                                                                          SERVICES

                                                     AUDITED               AUDITED             ADJUSTMENTS         COMBINED
                                                 ---------------  --------------------------  -------------    -----------------
Current assets:
    Cash and cash equivalents                      $    251,595                    $132,066                     $       383,661
    Accounts receivable - trade                                                     135,263                             150,647
                                                         15,384
    Account receivable - Unbilled                       169,749                         -0-                             169,749
    Prepaid Expenses                                     69,372                         -0-                              69,372
    Workers compensation insurance deposits              26,240                         -0-                              26,240
    Restricted Cash                                     179,855                         -0-                             179,855
                                                 ---------------  --------------------------  -------------    -----------------
       Total current assets                                                         267,329                             979,524
                                                        712,195
 Property and equipment, net                                                            -0-         10,000 (b)          135,380
                                                        125,380
 Other assets:
      Other receivables                                  65,127                         -0-                              65,127
      Retirement Plan- Director                         162,230                         -0-                             162,230
      Goodwill                                          368,200                         -0-         47,680 (a)          634,254
                                                                                                   218,374 (b)
      Security deposits                                  11,152                         -0-                              11,152
      Deferred income tax assets                            -0-                      33,256        (33,256)(c)              -0-
                                                 ---------------  --------------------------  -------------    -----------------
                         Total other assets             606,709                      33,256            -0-              872,763
                                                 ---------------  --------------------------  -------------    -----------------
                         Total assets                $1,444,284                     300,585        242,798           $1,987,667
                                                 ===============  ==========================  =============    =================

      LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
    Accounts payable                                   $336,497                         -0-                           $ 336,497
    Payroll and payroll related liabilities           1,955,231                     271,830                           2,227,061
    Accrued work site employee payroll expenses         163,626                         -0-                             163,626
    Accrued expenses                                  1,857,454                       2,529                           1,859,983
    Assumed liabilities                                 493,133                         -0-                             493,133
    Short term payables                               1,081,359                         -0-                           1,081,359
    Current maturities of long term note                 27,127                         -0-                              27,127
                                                 ---------------  --------------------------  -------------    -----------------
       Total current liabilities                      5,914,427                     274,359                           6,188,786
                                                 ---------------  --------------------------  -------------    -----------------
 Long term liabilities:
     Notes payable - Non Current portion                218,926                         -0-                             218,926
     Deferred Compensation - Director Payable           335,233                         -0-                             335,233
                                                 ---------------  --------------------------  -------------    -----------------
                           Total long-term              554,159                         -0-                             554,159
liabilities
                           Total liabilities          6,468,586                     274,359                           6,742,945
                                                 ---------------  --------------------------  -------------    -----------------
Stockholders' equity (deficit)
     Preferred stock - 1997 class "A" -.001 par
value
         5,000,000 shares authorized
         1,000,000 shares issued                          1,000                         -0-            -0-                1,000
     Preferred stock - 2006 class "C"- 001 par
value
          1,000,000 shares authorized
             500,000 shares issued                          -0-                         -0-            100 (a)
                                                                                                       400 (b)              500
    Common stock - .00 par value,
         10,000,000,000 shares authorized,
         4,430,273  issued                                4,430                        1300           (300)(a)            4,430

                                                                                                     (1000)(b)
    Additional Paid in Capital                       25,760,994                         439          99900 (a)       26,260,494
                                                                                                   399,600 (b)
                                                                                                      (439)(b)
    Cumulative currency translation
adjustment                                              (18,720)                                                        (18,720)
    Accumulated deficit                             (30,772,006)                     24,487        (52,020)(a)      (31,002,982)
                                                                                                  (170,187)(b)
                                                                                                   (33,256)(c)
                                                 ---------------  --------------------------  -------------    -----------------
    Total shareholders' equity (deficit)             (5,024,302)                     26,226        242,798           (4,755,278)
                                                 ---------------  --------------------------  -------------    -----------------
    Total liabilities and shareholders' equity    $   1,444,284    $                300,585        242,798      $     1,987,667
                                                 ===============  ==========================  =============    =================

                 See accompanying notes to financial statements

                       PACEL CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                DECEMBER 31, 2005


                                                  PACEL              WORLDWIDE
                                               CORPORATION          PERSONAL OF
                                                                   MAINE/UNITED
                                                                     PERSONNEL
                                                                 SERVICES OF MAINE

                                                 AUDITED              AUDITED           ADJUSTMENTS           COMBINED
                                             -----------------   ------------------    ---------------     ----------------
Revenue                                       $     2,240,843     $      3,223,154                          $    5,463,997
Cost of Sales                                       1,689,341            2,723,521                               4,412,862
                                             -----------------   ------------------    ---------------     ----------------
      Gross Profit                                    551,502              499,633                               1,051,135


Operating costs and expenses:

       General and Administrative                   2,523,756              432,427                               2,956,183
       Sales and Marketing                            470,090                  -0-                                 470,090
       Depreciation and amortization                   62,595                  -0-                                  62,595
       Loss on impairment of goodwill                 229,173                  -0-             39,544 (a)          426,893
                                                                                              158,176 (b)
                                             -----------------   ------------------    ---------------     ----------------

                    Total operating expenses        3,285,614              432,427            197,720            3,915,761


Other  Expenses:
        Interest Expense                             (373,287)                 -0-                                (373,287)
        Financing costs                              (619,286)                 -0-                                (619,286)
                                             -----------------   ------------------    ---------------     ----------------
                    Total other expenses             (992,573)                 -0-                                (992,573)

Discontinued operations:
Loss form discontinued (Sale of Contracts)            (31,707)                 -0-                                 (31,707)
Loss on sale of contract to Allegro, Inc.            (651,651)                 -0-                                (651,651)
                                             ------------------------------------------------------------------------------
        Total Loss on discontinued                   (683,358)                 -0-                                (683,358)
operations

Income Tax (Provision) Benefit                            -0-               (6,926)           (33,256) (c)         (40,182)

Net (Loss) Gain                               $    (4,410,043)    $         60,280      $    (230,976)      $   (4,580,739)
                                             =================   ==================    ===============     ================


                 See accompanying notes to financial statements

                       PACEL CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                 MARCH 31, 2006

                                                  PACEL
                                               CORPORATION           WORLDWIDE
                                               (INCLUDING           PERSONAL OF
                                                  UNITED               MAINE
                                               PERSONNEL OF
                                                  MAINE)

                                                 UNAUDITED            UNAUDITED         ADJUSTMENTS            COMBINED
                                             -----------------   ------------------    --------------      ----------------
Revenue                                       $       424,118     $      1,102,426                          $    1,526,544
Cost of Sales                                         315,222              993,298                               1,308,520
                                             -----------------   ------------------    --------------      ----------------
      Gross Profit                                    108,896              109,128                                 218,024


Operating costs and expenses:

       General and Administrative                     560,857               94,361                                 655,218
       Sales and Marketing                              7,285                  -0-                                   7,285
       Depreciation and amortization                   14,162                  -0-                                  14,162
       Loss on impairment of goodwill                     -0-                  -0-                                     -0-
                                             -----------------   ------------------    --------------      ----------------
                    Total operating expenses          582,304               94,361                                 676,665


Other  Expenses:
        Interest Expense                              (64,733)                 -0-                                 (64,733)
        Financing costs                              (323,794)                 -0-                                (323,794)
                                             -----------------   ------------------    --------------      ----------------
                    Total other expenses             (388,527)                 -0-                                (388,527)

Net (Loss) Gain                               $      (861,935)    $         14,767                          $     (847,168)
                                             =================   ==================    ==============      ================



                 See accompanying notes to financial statements

                       PACEL CORPORATION AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS FOR DECEMBER 31,
                             2005 AND MARCH 31, 2006


(a) Represents the purchase accounting related to the acquisition of 100% of the stock of United Personnel Services, Inc. on March 7, 2006 with an effective date of January 1, 2006 for $100,000. As consideration the Company issued 100,000 shares of the Company's series "C" convertible preferred stock valued at $100,000 of Common Stock. Consistent with purchase accounting guideline, the stockholder's equity section of United Personnel Services was eliminated. The company acquired $32,066 in assets and $19,290 in liabilities, the excess of the purchase price over the carrying values of the net assets acquired were allocated to goodwill in the amount of $87,224. Using a discounted cash flow model with a 20% discount rate and a 3% client attrition rate per year over the next five years, $39,544 of goodwill was not recognized.

(b) Represents the purchase accounting related to the acquisition of 100% of the stock of World Wide Personnel Services of Maine on March 23, 2006 with an effective date of April 1, 2006 for $400,000. As consideration the Company issued 400,000 shares of the Company's series "C" convertible preferred stock valued at $400,000 of Common Stock. Consistent with purchase accounting guideline, the stockholder's equity section of World Wide Personnel Services of Maine was eliminated. The company acquired $268,519 in assets and $255,069 in liabilities. The excess of the purchase price over the carrying values of the net assets acquired (Fixed assets included office and computer equipment and were valued at $10,000) were allocated to goodwill in the amount of $376,550, using a discounted cash flow model with a 20% discount rate and a 3% client attrition rate per year over the next five years $158,176 of goodwill was not recognized.

(c) Deferred income taxes in the amount of $33,256 attributed to World Wide Personnel Services of Maine, Inc. was written off.